Exhibit 32

BRESLER & REINER, INC.
Section 906 Certification

Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Bresler & Reiner, Inc. (the “Company”) on Form 10-K for the three and six months ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer
/s/ DARRYL M. EDELSTEIN
Darryl M. Edelstein
Chief Operating Officer and Chief Financial Officer

Dated: August 15, 2005